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                                                                    Exhibit 1.01

                               4,200,000 Shares

                   HEIDRICK & STRUGGLES INTERNATIONAL, INC.

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                               April __, 1999

Lehman Brothers Inc.
Goldman, Sachs & Co.,
As Representatives of the several
 Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

          Heidrick & Struggles International, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company named in Schedule 2 hereto (the "Selling Stockholders"), propose to sell an aggregate of 4,200,000 shares (the "Firm Stock") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 630,000 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters named in Schedule 1 hereto (the "Underwriters").

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

          (a) A registration statement on Form S-1, including amendments thereto, with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each amendment thereto have been delivered by

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     the Company to you as the representatives (the "Representatives") of the
     Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with
     Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (c)  The Company and each of its subsidiaries (as defined in Section
     17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, financial condition, results of operations, stockholders' equity, or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company, other than Heidrick & Struggles, Inc., a Delaware corporation ("H&S Inc."), Heidrick & Struggles Unternehmensberatung GmbH & Co. KG, a company incorporated under German law, Heidrick & Struggles Unternehmensberatung Verwaltungs GmbH, a company incorporated under German law, Heidrick & Struggles Latin America, Inc., an Illinois corporation and Heidrick & Struggles do Brasil Ltda., a

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     Brazilian limitada are "significant subsidiaries", as such term is defined in Rule 405 of the Rules and Regulations.

          (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each active subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, and will conform to the description thereof contained in the Prospectus.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the amendment of the Company's certificate of incorporation described in the Prospectus under the caption "Description of Capital Stock" (such action is herein called the "Recapitalization") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and by the Recapitalization.

          (h) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being

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     registered pursuant to any other registration statement filed by the
     Company under the Securities Act.

          (i) Except as described in the Prospectus or the Registration Statement, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

          (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, from any labor dispute or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its significant subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (l) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(i) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations and Barbier, Frinault & Associes, who have delivered the initial letter referred to in Section 9(i) hereof, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (m) The Company and each of its subsidiaries have good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except (i) for taxes not yet due and payable or for taxes being contested in good faith and for which adequate reserves, in accordance with generally accepted accounting principles, have been taken, or (ii) such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

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          (n)  The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.

          (o) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses (including with respect to software currently used by the Company or any of its subsidiaries) necessary for the conduct of their respective businesses as described in the Prospectus and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except where the failure to own or possess any of the foregoing would not have a Material Adverse Effect.

          (p) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

          (r) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

          (s) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

          (t) The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; the Company and its subsidiaries have not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its

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     subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (u) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have) a Material Adverse Effect.

          (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus or the Registration Statement, the Company and its subsidiaries have not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (w) The Company and its subsidiaries (i) have made and kept accurate books and records and (ii) have maintained internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of their respective financial statements and to maintain accountability for their respective assets, (C) access to their respective assets have been permitted only in accordance with management's authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals.

          (x) Neither the Company nor any of its subsidiaries (i) is in violation of its certificate of incorporation (or charter) or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
     (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, other than violations or failures which, individually or in the aggregate, would not have a Material Adverse Effect.

          (y) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from

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     corporate funds; violated or is in violation of any provision of the
     Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.


          (z) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally represents, warrants and agrees that:

          (a) The Selling Stockholder has, and immediately prior to the First Delivery Date (as defined in Section 5 hereof) the Selling Stockholder will have, or, for shares held for his benefit by Vanguard Fiduciary Trust Company ("Vanguard"), Vanguard will have good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims (other than the rights of the Company pursuant to the shareholder's agreement between the Company and such Selling Stockholder), and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

          (b) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement" and, together with all other similar agreements executed by the other Selling Stockholders, the "Custody Agreements") with Heidrick & Struggles International, Inc, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by the Selling Stockholder hereunder.

          (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" and, together with all other similar agreements executed by the other Selling Stockholders, the "Powers of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

          (d) The Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling

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     Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

          (e) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus other than that provided by such Selling Stockholder to the Company or to an Underwriter specifically for inclusion therein.

          (f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 3,700,000 shares of the Firm Stock and each Selling Stockholder hereby agrees to sell the number of shares of the Firm Stock set opposite his or her name in Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Stockholder, that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company, and by each Selling Stockholder, as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

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          In addition, the Company grants to the Underwriters an option to purchase up to 630,000 shares of Option Stock. Such option is granted for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $__ per share.

          The Company and the Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

          4.   Offering of Stock by the Underwriters.

          Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          It is understood that 210,000 shares of the Firm Stock will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. to directors, officers, employees, business associates and related persons of the Company and its subsidiaries who have heretofore delivered to the Representatives offers or indications of interest to purchase shares of Firm Stock in form satisfactory to the Representatives, and that any allocation of such Firm Stock among such persons will be made in accordance with timely directions received by the Representatives from the Company; provided, that under no circumstances will the Representatives or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any shares of such Firm Stock which are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

          5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the

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Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date".

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

          6.   Further Agreements of the Company.  The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and
     (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, provided that after the date which is one year following the completion of the issuance and delivery of shares to the Underwriters and the sale contemplated by the Prospectus, the Representatives shall bear the cost of such request, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission an appropriate amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters, such amendment to be reasonably satisfactory to the Representatives;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For a period of three years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc., and to cause each officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of

     Lehman Brothers Inc., other than shares of Common Stock issued in the Offering, under the Company's GlobalShare Plan, or upon the exercise of stock options granted pursuant to the GlobalShare Plan;

          (j) Prior to the Effective Date, to apply for the listing of the Stock on the Nasdaq National Market and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date;

          (k) Prior to filing with the Commission its first periodic report pursuant to Section 13(a) or 15(d) of the Securities Act that includes the information required pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a copy of such report filed by it with the Commission;

          (l) For a period of two years following the date hereof, to take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder; and

          (m) To cause each current holder of Common Stock to execute and deliver an agreement stating that, without the prior written consent of Lehman Brothers Inc., such current stockholder will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by such current stockholder in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares) owned by such current stockholder on the date of the completion of the offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise: (a) for a period of 180 days after the date of the final Prospectus relating to the Offering, and (b) with respect to shares currently owned by such current stockholder (which shall not include any shares of Common Stock purchased or acquired upon the exercise of options granted pursuant to the 1998 Heidrick & Struggles GlobalShare Program I or the 1998 Heidrick & Struggles GlobalShare Program II), for a period of two years after the date of the final prospectus.

          7. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

          (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each without the prior written consent of Lehman Brothers Inc., which consent shall not be given without consultation by Lehman Brothers, Inc. with officers of the Company.

               (b) That the Stock to be sold by the Selling Stockholder hereunder, which is represented by the certificates held in custody for the Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

               (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person.)

          8. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement;
(d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (e) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum; (h) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of shares of the Stock by the Underwriters to employees and persons having business relationships with the Company and its subsidiaries, as described in Section 4; and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters. As set forth in a side letter hereto, the Underwriters have agreed to pay for certain expenses associated with travel by officers of the Company undertaken in connection with the marketing of the Stock.

          9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of O'Melveny & Myers LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Simpson Thacher & Bartlett shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) The Company and H&S Inc. have been duly incorporated and are validly existing as corporations in good standing under the laws of Delaware and have all corporate power and authority necessary to own or hold their respective properties and conduct their respective businesses in which they are engaged;

                    (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company's Common Stock (including the shares of Stock being delivered on such Delivery Date) have been duly authorized and outstanding shares of the Company's Common Stock have been and, upon delivery in accordance with this Agreement, the shares of Common Stock being delivered on such Delivery Date will be validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, and all of the issued shares of capital stock of H&S Inc. and any other subsidiary of the Company incorporated in Delaware have been duly authorized and validly issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned of record by the Company;

                    (iii) There are no preemptive rights under federal law or the General Corporation Law of the State of Delaware to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's certificate of incorporation or by-laws or any agreement or other instrument identified on a schedule delivered by Company to such counsel and attached hereto as Schedule 3;

                    (iv) The Registration Statement has become effective under the Securities Act and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                    (v) The statements made in the Prospectus under the caption "Certain United States Federal Income Tax Consequences to Non-U.S. Holders of Common Stock," insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                    (vi) The statements made in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of such capital stock, constitute an accurate summary thereof in all material respects;

                    (vii) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as required by the Securities Act or the Rules and Regulations;

                    (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                    (ix) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the purchase and distribution of the Stock by the

          Underwriters will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement, nor will such actions violate the certificate of incorporation or by-laws of the Company or the charter or by-laws of any of its significant subsidiaries incorporated in Delaware or New York or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any federal or New York court or any Delaware Court acting pursuant to the General Corporation Law or any such governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company, the issuance and delivery of shares to the Underwriters, the sale contemplated by the Prospectus, or the Recapitalization; and

                    (x) To such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, (y) based on the foregoing, such counsel has no reason to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains, as of its date or the Delivery Date, any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (z) the Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions "Description of Capital Stock" and "Certain United States Federal Tax Consequences To Non-U.S. Holders of Common Stock" insofar as such statements relate to the Stock and concern legal matters and that such counsel expresses no belief with respect to the financial statements or other financial information contained in the Prospectus or the Registration Statement.

               (e) Lang & Rahman, Rechtsanwalte shall have furnished to the Representatives their written opinion, as German counsel to the Company, addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) Heidrick & Struggles Unternehmensberatung GmbH & Co. KG, a company incorporated under German law and Heidrick & Struggles Unternehmensberatung Verwaltungs GmbH, a company incorporated under German law are in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification;

                    (ii) All of the issued shares of capital stock of Heidrick & Struggles Unternehmensberatung GmbH & Co. KG and Heidrick & Struggles Unternehmensberatung Verwaltungs GmbH have been duly authorized and validly issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned of record by the Company; and

                    (iii) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not violate the provisions of the charter or by-laws of Heidrick & Struggles Unternehmensberatung GmbH & Co. KG or Heidrick & Struggles Unternehmensberatung Verwaltungs GmbH or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Heidrick & Struggles Unternehmensberatung GmbH & Co. KG or Heidrick & Struggles Unternehmensberatung Verwaltungs GmbH or any of their properties or assets.

               (f) Richard D. Nelson, General Counsel for the Company, shall have furnished to the Representatives his written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) [The Company and each of its significant subsidiaries are in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification;]

               (ii) All of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned of record by the Company;

               (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

               (iv) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject.

          (g) Simpson Thacher & Bartlett, counsel for the Selling Stockholders, shall have furnished to the Representatives their written opinion, as counsel to each of the Selling Stockholders, addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) The execution, delivery and performance of this Agreement, the related Custody Agreement and the related Power of Attorney by each Selling Stockholder and the sale to and distribution of the Stock by the Underwriters by each Selling Stockholder will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on a schedule provided to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound, nor will such actions result in any violation of the provisions of any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to such counsel and, except for the registration of the Stock under the

          Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization, order, registration or qualification of or with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement the related Custody Agreement or the related Power of Attorney by any Selling Stockholder and the sale to and distribution of the Stock by the Underwriters;

               (ii) This Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder;

               (iii) A Custody Agreement and Power-of-Attorney have been duly executed and delivered by each Selling Stockholder and constitute valid and binding agreements of each Selling Stockholder, enforceable in accordance with their respective terms;

               (iv) Each Selling Stockholder is the sole registered owner of the Stocks to be sold by such Selling Stockholder, and upon payment for and delivery of the Stock in accordance with the Underwriting Agreement, the Underwriters will acquire all the rights of each Selling Stockholder in the Stock and will also acquire all the interest of such Selling Stockholders in such Stock free of any adverse claim.

          In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware, (ii) in rendering the opinion in
     Section 9(g)(i) above, rely upon a certificate of each Selling Stockholder identifying any agreements material to such opinion and (iii) in rendering the opinion in Section 9(g)(iv) above, may include Vanguard in its definition of Selling Stockholders and may rely upon a certificate of each Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives.

          (h) The Representatives shall have received from O'Melveny & Myers LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (i) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (j) With respect to the letter of Arthur Andersen referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (k) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President, its Chief Administrative Officer or a Vice President and its chief financial officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(o) have been fulfilled; and

               (ii) They have examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus but was not so set forth.

          (l) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the First Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the First Delivery Date.

               (m) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (o) Nasdaq National Market shall have approved the Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

               (p) The Company shall have furnished to the Representatives Certificates of Good Standing or Foreign Qualification (or equivalent documents) from the Secretaries of State or relevant authorities (and tax good standing certificates, where applicable, from the tax authorities) in the States of California, Illinois, New York, Texas, and Connecticut and in Germany, France, and the United Kingdom for each subsidiary for which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification in such jurisdiction.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          10.  Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees, each person, if any, who controls any Underwriter within the meaning of the Securities Act, and the Selling Stockholders from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) any act or failure to act or any alleged act or failure to act by Lehman Brothers Inc. in connection with, or relating in any manner to, the granting or denial of consent to any sale, pledge, disposition or other transaction for which consent may be required under any agreement restricting such dispositions entered into by and between any current stockholder of the Company and Lehman Brothers Inc.; or (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f); provided further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who it shall be established failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper deliver on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities, and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of such sale to such person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) The Selling Stockholders, severally in proportion to the number of shares of Stock to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto provided by such Selling Stockholder, which information consists solely of the statements made in the Prospectus under the caption "Principal and Selling Stockholders" insofar as such statements relate to such Selling Stockholder or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact relating to such Selling Stockholder required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f); provided further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who it shall be established failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper deliver on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities, and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of such sale to such person. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

          (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each person, if any, who controls the Company within the meaning of the Securities Act, and the Selling Stockholders from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the

Underwriters against the Company or any Selling Stockholder under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or Selling Stockholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

          (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          11. Defaulting Underwriters.

          If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(m) or 9(n), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          13. Reimbursement of Underwriters' Expenses. If (a) the Company or any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholders to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or any Selling Stockholder is not fulfilled (other than the conditions set forth in Section 9(n) hereof), the Company and such Selling Stockholders will reimburse the U.S. Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholders shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
     212-526-6588), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Richard D. Nelson (Fax: 312-496-1290);

               (c) if to any Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives, and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          19. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby

("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

          20. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      HEIDRICK & STRUGGLES INTERNATIONAL, INC.

                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              The Selling Stockholders named in Schedule 2 to this Agreement

                              By
                                 -----------------------------------------------
                                 Attorney-in-Fact




Accepted:

Lehman Brothers Inc.
Goldman, Sachs & Co.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

     By Lehman Brothers Inc.

     By
        -----------------------------
          Authorized Representative

                                   SCHEDULE 1

                                                          Number of
     Underwriters                                           Shares
     ------------                                         ---------
     Lehman Brothers Inc...........................
     Goldman, Sachs & Co...........................
                                                           -------
        Total......................................
                                                           -------

                                 SCHEDULE 2

                                                                Number of Shares
Name and address of Selling Stockholder                           of Firm Stock
---------------------------------------                         ----------------
Patrick Bazil...............................................          13,137
Ronald Dukes................................................         152,758
Kenneth Rattner.............................................          88,300
Michael B. Schoettle........................................         254,805

     Total..................................................         500,000
                                                                     =======
